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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                                  July 26, 2002
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                        (Date of earliest event reported)


                      FIRST FEDERAL FINANCIAL BANCORP, INC.
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             (Exact name of registrant as specified in its charter)


      Delaware                           0-28020               31-1456058
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                           Identification No.)


415 Center Street, Ironton, Ohio                                 45638
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(Address of principal executive offices)                       (Zip Code)


                                 (614) 532-6845
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              (Registrant's telephone number, including area code)

                                 Not Applicable
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              (Former name, former address and former fiscal year,
                         if changed since last report)



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Item 5.  OTHER EVENTS

         On July 26, 2002, First Federal Financial Bancorp, Inc. announced by press release its earnings for the third quarter and nine months ended June 30, 2002, a copy of the release is attached as an exhibit hereto.

Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)    Not applicable.

         (b)    Not applicable.

         (c)    The following exhibits are included with this Report:

                Exhibit 99.1 Press Release dated July 26, 2002.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          FIRST FEDERAL FINANCIAL BANCORP, INC.


                                          By /s/ I. Vincent Rice
                                            --------------------------------
                                                I. Vincent Rice
                                                President


Date:    July 26, 2002.